Curian/PineBridge Merger Arbitrage Fund

In the summary prospectus for the Curian/PineBridge Merger Arbitrage Fund, in the section entitled “Principal Investment Strategies,” please delete the second paragraph under this section in its entirety and replace it with the following:

The Fund is permitted to hold long and short equity positions and generally invests in securities of U.S. and Canadian companies, but also may invest its assets in other foreign securities, including foreign receipts. The Fund may invest in companies with large, medium, or small capitalizations. The Fund may, as applicable, utilize leverage or engage in derivative transactions. The Fund may also invest in various types of corporate and government debt obligations as part of its M&A arbitrage strategy. Additionally, there may be periods of time where there are limited M&A investment opportunities and the Fund may invest large positions in cash or cash equivalents.